Metrologic

GROWTH

WORLDWIDE

AUTOMATIC DATA COLLECTION

IMAGE ACQUISITION SYSTEMS

ADVANCED OPTICAL TECHNOLOGY

Forward-Looking Statements

Forward-looking statements contained in this release are highly dependent upon a variety of important factors which would cause actual results to differ materially from those reflected in such forward looking statements. Specifically, the factors that could cause actual results to differ from expectations include: the timing, introduction and market acceptance of Metrologic’s new products; foreign currency fluctuations with the US dollar; pricing pressures; competitive factors; sales cycles of Metrologic’s products; Metrologic’s ability to control manufacturing and operating costs, as well as product and revenue mix, which affect gross margins and future profitability; technological changes in the data capture industry, including the adoption of vision-based technologies and RFID; availability of patent protection for Metrologic’s vision-based technologies, and other products; the resolution of litigation; general economic conditions; and the potential impact of terrorism, international hostilities and natural disasters. When used in this release and documents referenced, the words “believes”, “expects”, “may”, “should”, “seeks”, or “anticipates”, and similar expressions as they relate to Metrologic or its management are intended to identify such forward-looking statements. For additional factors, please see Metrologic’s reports filed with the Securities and Exchange Commission.

Review of First Quarter Results April 2005

Benny Noens

CEO and President

Q105 Overview

Q1 2005 Q1 2004

Revenue $46,851 $39,700

Net Income $3,901 $5,108

FD EPS $ 0.17 $ 0.22

Strong revenue growth – up 18%

Gross Margin pressure

Timing of contracts

Maintain focus on revenue growth

Q1 Highlights

Top line growth consistent with objectives

Investing in Infrastructure

Product/revenue mix

Strategy

Expanding local presence

“The Americas” now complete

Mark Schmidt

SVP – Worldwide Marketing

1Q 2005 Sales by Markets

$US (millions)

$50.0

$45.0

$40.0

$35.0

$30.0

$25.0

$20.0

$15.0

$10.0

$5.0

$-

1Q04 1Q05

% Total % Growth

Total 100% 18.0%

Optical Systems 12.3% 70.4%

Industrial Automation 9.7% -12.6%

Data Capture & Collection 78.0% 17.4%

1Q 2005 Sales by Geography

$US (millions)

$50.0

$45.0

$40.0

$35.0

$30.0

$25.0

$20.0

15.0

$10.0

$5.0

$-

1Q04 1Q05

% Total % Growth

Total 100% 18.0%

Asia Pacific 11.4% 56.0%

EMEA 40.3% 11.2%

The Americas 48.3% 17.2%

The Americas - 1Q 2005 Sales

$US (millions)

$25.0

$20.0

$15.0

$10.0

$5.0

$-

1Q04 1Q05

26%

43%

14%

17%

NA DCC

SA DCC

NA Ind Automation

NA Optical Systems

Data Capture & Collection

Music chain: 1st-ever Tier1 Voyager account (2000 roll-out) re-rolled new Voyagers

Department Store: our largest Tier1 department store customer initiated upgrade of Pulsar to Voyager.

Cinema: 1st concession & box office win

Channel: Top 2 distributors had record Quarters.

Better-than-expected demand in South America.

Industrial Automation

1Q04 United Airlines roll-out

Strategic Business Unit focus

Optical Systems

Acceleration of NIF (Lawrence Livermore)

$4.3M contract started late (Apr05 PR)

Continued traction from marketing investment

EMEA - 1Q 2005 Sales

$US (millions)

$20.0

$15.0

$10.0

$5.0

$-

1Q04 1Q05

3.0%

97.0%

Data Capture & Collection

Industrial Automation

Data Capture & Collection

Strategic Sales efforts continue to produce wins

increased hh rollout to Tier1 retailer

French Telephone company

Grocery in UK and France

Reverse Vending

increased order flow from existing customers

added new OEM RV customer

Wincor-Nixdorf

secured 1st major order (Lottery Co.)

Wincor announcements complete

Asia Pacific - 1Q 2005 Sales

$US (millions)

$8.0

$6.0

$4.0

$2.0

$-

1Q04 1Q05

98.7%

1.3%

Data Capture & Collection

Industrial Automation

Data Capture & Collection

Record Quarter in Japan

Strength in most countries

Continued Expansion:

Indonesia

Taiwan (May)

Thailand

Korea

Australia

Kevin Bratton

CFO

Income Statement

Q1 04 Q2 04 Q3 04 Q4 04 Q1 05

Sales $39,700 $40,990 $44,156 $53,109 $46,851

Gross profit $ $19,651 $18,241 $20,068 $23,768 $20,118

Gross profit % 49.5% 44.5% 45.4% 44.8% 42.9%

Operating profit $8,554 $7,018 $7,247 $8,870 $6,771

Net income $5,108 $4,181 $4,682 $8,709 $3,901

EPS (diluted) $0.22 $0.18 $0.20 $0.38 $0.17

Gross Profit $ and %

$100

$80

$60

$40

$20

$0

$41.4

35.8%

$58.4

42.3%

$81.7

45.9%

$96.0

45.5%

$20.1

42.9%

$19.7

49.5%

2002 2003 2004 2005* Q1 05 Q1 04

* Projections based on mid-range of the company’s published guidance

Operating Income – By Quarter

US $ (in millions)

$10

$8

$6

$4

$2

$0

$6.8

$0.9

$1.6

$3.1

$3.6

$3.8

$4.6

$8.2

$8.6

$7.0

$7.2

$8.9

*Q202

Q302

Q402

Q103

Q203

Q303

Q403

Q104

Q204

Q304

Q404

Q105

*Excludes one time or non-recurring charges of $0.5, after tax. Including these charges, reported net loss was $0.3.

Net Income – By Quarter

US$ (in millions)

$10

$9

$8

$7

$6

$5

$4

$3

$2

$1

$0

$0.3

$0.3

$1.7

$3.8

$2.2

$2.7

$5.2

$5.1

$4.2

$4.7

$8.7

$3.9

*Q202 Q302 Q402 **Q103 Q203 Q303 Q403 Q104 Q204 Q304 Q404 Q105

*Excludes one time or non-recurring charges of $0.5, after tax. Including these charges, reported net loss was $0.3.

** Includes one time or non-recurring items aggregating income of approximately $1.9M.

Balance Sheet

Mar 31, 2005 Dec 31, 2004

Cash 67,893 64,715

Other current assets 64,104 63,387

Total current assets 131,997 128,102

Net PPE 19,516 19,468

Other assets 44,528 44,957

Total assets 196,041 192,527

Short term debt 20,618 16,265

Other current liabilities 25,345 28,519

Total current liabilities 45,963 44,784

Long term debt 44 2,015

Other liabilities 7,543 7,712

Stockholders’ equity 142,491 138,016

Total liabilities and stockholders’ equity 196,041 192,527

Benny Noens

CEO and President

Guidance

2001 2002 2003 2004 **2005

Sales 112,011 115,806 138,011 177,955 211,000

Gross profit $ 28,484 41,421 58,357 81,728 94,900

Gross profit % 25.4% 35.8% 42.3% 45.9% 45.0%

Operating profit (loss) (8,956) 5,619 20,144 31,689 39,400

Net income (loss) (7,777) 1,675 13,881 22,680 24,250

EPS (.47) .10 .72 .99 1.04

**2005 is projected based on the mid-range of the company’s published guidance

Our Strategy is Working

Sales US$ (in millions)

$250

$200

$150

$100

$50

$0

17.5% CAGR

$36

$42

$47

$53

$66

$80

$92

$112

$116

$138

$178

$211

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

*2005

*Projections based on mid-range of the company’s published guidance